UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

Novo Integrated Sciences, Inc.

(Name of Registrant as Specified in Its Charter)

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NOVO INTEGRATED SCIENCES, INC.

11120 NE 2nd Street, Suite 100

Bellevue, WA 98004

NOTICE OF ACTION TAKEN PURSUANT TO

WRITTEN CONSENT OF STOCKHOLDERS AND INFORMATION STATEMENT

PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

January 4, 2023

TO THE STOCKHOLDERS OF NOVO INTEGRATED SCIENCES, INC.:

This Notice and the accompanying Information Statement are being furnished to the stockholders of Novo Integrated Sciences, Inc., a Nevada corporation (the “Company” “we,” “our,” or “us”), as of November 18, 2022 (the “Record Date”), pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. The purpose of this Notice is to inform the Company’s stockholders as of the Record Date, that with the unanimous approval of the Board of Directors of the Company (the “Board”) on November 14, 2022, on November 14, 2022, stockholders holding a majority of the issued and outstanding voting securities of the Company (collectively, the “Majority Stockholders”), approved, by written consent, the effectuation of the transactions provided for in each exchange offer and amendment entered into on November 14, 2022 by the Company (the “Exchange Offers and Amendments”) with CVI Investments, Inc. (“CVI”) and Hudson Bay Master Fund Ltd. (“Hudson”), including but not limited to the following amendments to the senior secured convertible notes, dated as of December 14, 2021, issued by the Company to CVI and Hudson (the “Notes”):

(i)	the definition of Conversion Price (as defined in the Notes) (the “Conversion Price”) shall be amended such that, as to the first $1,000,000 of principal amount of each of the Notes converted after the date that shareholder approval is obtained, the Conversion Price shall be the lower of (i) the Conversion Price in effect at such time and (ii) 82.0% of the lowest VWAP (as defined in Notes) during the five trading days immediately prior to the applicable conversion date (the “Adjusted Conversion Price”), provided, however, that the portion of the first $1,000,000 of principal amount of each of the Notes that is converted pursuant to a voluntary conversion by the holders of each of the Notes shall reduce each of the remaining Amortization Redemption Amounts proportionately on a pro rata basis;

(ii)	Each of the holders of the Notes may accelerate up to four Amortization Redemption Amounts (as defined in the Notes) provided that such holder agrees to accept shares of Common Stock instead of cash for such payments at a price per share equal to the Adjusted Conversion Price as calculated on the immediately preceding Amortization Date (as defined in the Notes)); and

(iii)	upon mutual consent by the Company and each of the holders of the Notes, such holder may elect to utilize the Adjusted Conversion Price for the balance of the Notes.

Accordingly, the Majority Stockholders have approved, by written consent, the issuance of the total number of shares of common stock of the Company, par value $0.001 per share, necessary to effectuate the Exchange Offers and Amendments, which is currently an indeterminate number due to the methodology of the conversion pricing as described herein and in the Exchange Offers and Amendments.

Stockholder approval of the Exchange Offers and Amendments was required by Rule 5635(d) of The Nasdaq Stock Market, which requires stockholder approval prior to a 20% issuance of securities at a price that is less than the Minimum Price (as defined in the Information Statement) in a transaction other than a public offering. A 20% issuance is a transaction, other than a public offering, involving the sale, issuance or potential issuance by the company of common stock (or securities convertible into or exercisable for common stock), which alone or together with sales by officers, directors or substantial stockholders of the company, equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance.

Such approval and consent by the Majority Stockholders constitute the approval and consent of a majority of the total number of shares of the Company’s outstanding voting stock and is sufficient under the Nevada Revised Statutes, the Company’s Amended and Restated Articles of Incorporation, as amended, and the Company’s Bylaws to approve the Exchange Offers and Amendments. Accordingly, the actions will not be submitted to the other stockholders of the Company for a vote, and this Information Statement is being furnished to such other stockholders to provide them with certain information concerning the actions in accordance with the requirements of the Exchange Act, and the regulations promulgated under the Exchange Act, including Regulation 14C.

The attached Information Statement is first being mailed to our stockholders on or about January 4, 2023. This Notice and accompanying Information Statement shall constitute notice to you of the action by written consent in accordance with Rule 14c-2 promulgated under the Exchange Act.

Attached hereto for your review is an Information Statement relating to the above-described action. Please read this Information Statement carefully. It describes the essential terms of the action taken. Additional information about the Company is contained in its reports filed with or furnished to the Securities and Exchange Commission (the “SEC”). These reports, their accompanying exhibits and other documents filed with the SEC may be inspected without charge at the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such material may also be obtained from the SEC at prescribed rates. The SEC also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these reports may be obtained on the SEC’s website at www.sec.gov.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’

MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED. WE

ARE NOT ASKING FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors,
Novo Integrated Sciences, Inc.

/s/ Robert Mattacchione
Robert Mattacchione
Chairman of the Board and Chief Executive Officer

Date: January 4, 2023

NOVO INTEGRATED SCIENCES, INC.

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT

OF 1934, AS AMENDED

THIS INFORMATION STATEMENT IS BEING SENT TO YOU FOR INFORMATION
PURPOSES ONLY AND NO VOTE OR OTHER ACTION OF THE COMPANY’S
STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION
STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS INFORMATION STATEMENT IS BEING MAILED TO
STOCKHOLDERS OF RECORD ON NOVEMBER 18, 2022.

This Information Statement is being furnished to the stockholders of Novo Integrated Sciences, Inc., a Nevada corporation (the “Company” “we,” “our,” or “us”), as of November 18, 2022 (the “Record Date”), pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder, to inform them that, with the unanimous approval of the Board of Directors of the Company (the “Board”) on November 14, 2022, on November 14, 2022, stockholders holding a majority of the issued and outstanding voting securities of the Company (collectively, the “Majority Stockholders”), approved, by written consent, the effectuation of the transactions provided for in each exchange offer and amendment entered into on November 14, 2022 by the Company (the “Exchange Offers and Amendments”) with CVI Investments, Inc. (“CVI”) and Hudson Bay Master Fund Ltd. (“Hudson”), including but not limited to the following amendments to the senior secured convertible notes, dated as of December 14, 2021, issued by the Company to CVI and Hudson (the “Notes”):

(i)	the definition of Conversion Price (as defined in the Notes) (the “Conversion Price”) shall be amended such that, as to the first $1,000,000 of principal amount of each of the Notes converted after the date that shareholder approval is obtained, the Conversion Price shall be the lower of (i) the Conversion Price in effect at such time and (ii) 82.0% of the lowest VWAP (as defined in Notes) during the five trading days immediately prior to the applicable conversion date (the “Adjusted Conversion Price”), provided, however, that the portion of the first $1,000,000 of principal amount of each of the Notes that is converted pursuant to a voluntary conversion by the holders of each of the Notes shall reduce each of the remaining Amortization Redemption Amounts proportionately on a pro rata basis;

(ii)	Each of the holders of the Notes may accelerate up to four Amortization Redemption Amounts (as defined in the Notes) provided that such holder agrees to accept shares of Common Stock instead of cash for such payments at a price per share equal to the Adjusted Conversion Price as calculated on the immediately preceding Amortization Date (as defined in the Notes)); and

(iii)	upon mutual consent by the Company and each of the holders of the Notes, such holder may elect to utilize the Adjusted Conversion Price for the balance of the Notes.

Accordingly, the Majority Stockholders have approved, by written consent, the issuance of the total number of shares of common stock of the Company, par value $0.001 per share (“Common Stock”), necessary to effectuate the Exchange Offers and Amendments, which is currently an indeterminate number due to the methodology of the conversion pricing as described herein and in the Exchange Offers and Amendments.

Set forth below are the stockholders who comprise the Majority Stockholders, and their voting power as of November 14, 2022:

Stockholder Name	Shares of Common Stock Beneficially Owned		Voting Power
Robert Mattacchione	12,908,562	(1)	36.65%

Michael Gaynor	1,793,713	(2)	5.09%

Pierre Dalcourt	3,637,794	(3)	10.33%

Total:	18,340,069		52.07%

(1)	Represents shares owned by ALMC-ASAP Holdings, Inc., which is wholly owned by the Mattacchione Family Trust. Mr. Mattacchione is the trustee of the Mattacchione Family Trust, with voting and depository power over these shares. Mr. Mattacchione is our Chairman of the Board and Chief Executive Officer.
(2)	Represents shares owned by Michael Gaynor Family Trust. Mr. Gaynor is trustee of Michael Gaynor Family Trust and has voting and dispositive power over these shares.
(3)	Represents shares owned by 1218814 Ontario, Inc., which is owned 50% each by Dr. Dalcourt and his wife, Amanda Dalcourt. Dr. Dalcourt is a member of our Board.

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Such approval and consent by the Majority Stockholders constitute the approval and consent of a majority of the total number of shares of the Company’s outstanding voting stock and is sufficient under the Nevada Revised Statutes, the Company’s Amended and Restated Articles of Incorporation, as amended, and the Company’s Bylaws to approve the Exchange Offers and Amendments. Accordingly, approval of the Exchange Offers and Amendments will not be submitted to the other stockholders of the Company for a vote, and this Information Statement is being furnished to such other stockholders to provide them with certain information concerning approval of the Exchange Offers and Amendments in accordance with the requirements of the Exchange Act, and the regulations promulgated under the Exchange Act, including Regulation 14C.

Your consent is not required and is not being solicited in connection with approval of the Exchange Offers and Amendments by the Majority Stockholders. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Exchange Act.

THE EXCHANGE OFFERS AND AMENDMENTS

CVI Investments, Inc. Exchange Offer and Amendment

On November 14, 2022, the Company entered into an exchange offer and amendment (the “CVI Exchange Offer and Amendment”) with CVI. Pursuant to the terms of the CVI Exchange Offer and Amendment, (i) the Company exchanged one share of Common Stock for each share of Common Stock underlying the warrant to purchase common stock, dated as of December 14, 2021, issued by the Company to CVI (the “CVI Warrant”); and (ii) the Company and CVI amended certain provisions of the senior secured convertible note, dated as of December 14, 2021, issued by the Company to CVI (the “CVI Note”), all as more fully described below and as set forth in the CVI Warrant and the CVI Note, as applicable.

Pursuant to the terms of the CVI Exchange Offer and Amendment, the Company and CVI agreed to amend the CVI Note such that (i) the Company shall pay the interest originally payable in November 2022 and December 2022 upon execution of the CVI Exchange Offer and Amendment, (ii) the Company shall pay a $50,000.00 extension fee to CVI ($10,000.00 on January 15, 2023, $10,000.00 on February 14, 2023, $10,000.00 on March 14, 2023, $10,000.00 on April 14, 2023, and $10,000.00 on May 15, 2023), (iii) the payment dates for the principal originally payable in November 2022 and December 2022 shall be extended such that 1/5 of such respective principal amount shall instead be paid on each Amortization Date (as defined in the CVI Note) during January 2023, February 2023, March 2023, April 2023, and May 2023, in addition to the Amortization Redemption Amounts (as defined in the CVI Note) (the “Amortization Redemption Amounts”) due on the aforementioned dates in 2023.

Also, pursuant to the terms of the CVI Exchange Offer and Amendment, the Company agreed to hold an annual or special meeting of stockholders on or prior to the date that is 90 calendar days after November 14, 2022, for the purpose of obtaining shareholder approval (“Shareholder Approval”) to amend the CVI Note as follows:

(i)	the definition of Conversion Price (as defined in the CVI Note) (the “Conversion Price”) shall be amended such that, as to the first $1,000,000 of principal amount of the CVI Note converted after the date that the Shareholder Approval is obtained, the Conversion Price shall be the lower of (i) the Conversion Price in effect at such time and (ii) 82.0% of the lowest VWAP (as defined in the CVI Note) during the five trading days immediately prior to the applicable conversion date (the “Adjusted Conversion Price”), provided, however, that the portion of the first $1,000,000 of principal amount of the CVI Note that is converted pursuant to a voluntary conversion by CVI shall reduce each of the remaining Amortization Redemption Amounts proportionately on a pro rata basis;

(ii)	CVI may accelerate up to four Amortization Redemption Amounts (as defined in the Notes) provided that CVI agrees to accept shares of Common Stock instead of cash for such payments at a price per share equal to the Adjusted Conversion Price as calculated on the immediately preceding Amortization Date (as defined in the CVI Note)); and

(iii)	upon mutual consent by the Company and CVI, CVI may elect to utilize the Adjusted Conversion Price for the balance of the Notes.

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The CVI Exchange Offer and Amendment further provides that from November 14, 2022 until 30 days following November 14, 2022, neither the Company nor any of its subsidiaries shall (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any Common Stock or any securities convertible or exchangeable into Common Stock, or (ii) enter into any agreement to amend, exchange or otherwise provide any incentive to exercise any of the warrants originally issued together with the Exchange Warrants or any other warrants of the Company that are outstanding on November 14, 2022, in each such case except with respect to certain exempt issuances.

Hudson Bay Master Fund Ltd. Exchange Offer and Amendment

Also, on November 14, 2022, the Company entered into an exchange offer and amendment (the “Hudson Bay Exchange Offer and Amendment”) with Hudson Bay. Pursuant to the terms of the Hudson Bay Exchange Offer and Amendment, (i) the Company exchanged one share of Common Stock for each share of Common Stock underlying the warrant to purchase common stock, dated as of December 14, 2021, issued by the Company to Hudson Bay (the “Hudson Bay Warrant”); and (ii) the Company and Hudson Bay amended certain provisions of the senior secured convertible note, dated as of December 14, 2021, issued by the Company to Hudson Bay (the “Hudson Bay Note”), all as more fully described below and as set forth in the Hudson Bay Warrant and the Hudson Bay Note, as applicable.

Pursuant to the terms of the Hudson Bay Exchange Offer and Amendment, the Company and Hudson Bay agreed to amend the Hudson Bay Note such that (i) the Company shall pay the interest originally payable in November 2022 and December 2022 upon execution of the Hudson Bay Exchange Offer and Amendment, (ii) the Company shall pay a $50,000.00 extension fee to Hudson Bay ($10,000.00 on January 15, 2023, $10,000.00 on February 14, 2023, $10,000.00 on March 14, 2023, $10,000.00 on April 14, 2023, and $10,000.00 on May 15, 2023), (iii) the payment dates for the principal originally payable in November 2022 and December 2022 shall be extended such that 1/5 of such respective principal amount shall instead be paid on each Amortization Date (as defined in the Hudson Bay Note) during January 2023, February 2023, March 2023, April 2023, and May 2023, in addition to the Amortization Redemption Amounts (as defined in the Hudson Bay Note) (the “Amortization Redemption Amounts”) due on the aforementioned dates in 2023.

Also, pursuant to the terms of the Hudson Bay Exchange Offer and Amendment, the Company agreed to hold an annual or special meeting of stockholders on or prior to the date that is 90 calendar days after November 14, 2022, for the purpose of obtaining Shareholder Approval to amend the Hudson Bay Note as follows:

(i)	the definition of Conversion Price (as defined in the Hudson Bay Note) (the “Conversion Price”) shall be amended such that, as to the first $1,000,000 of principal amount of the Hudson Bay Note converted after the date that the Shareholder Approval is obtained, the Conversion Price shall be the lower of (i) the Conversion Price in effect at such time and (ii) 82.0% of the lowest VWAP (as defined in the Hudson Bay Note) during the five trading days immediately prior to the applicable conversion date (the “Adjusted Conversion Price”), provided, however, that the portion of the first $1,000,000 of principal amount of the Hudson Bay Note that is converted pursuant to a voluntary conversion by Hudson Bay shall reduce each of the remaining Amortization Redemption Amounts proportionately on a pro rata basis;

(ii)	Hudson Bay may accelerate up to four Amortization Redemption Amounts (as defined in the Notes) provided that Hudson Bay agrees to accept shares of Common Stock instead of cash for such payments at a price per share equal to the Adjusted Conversion Price as calculated on the immediately preceding Amortization Date (as defined in the Hudson Bay Note)); and

(iii)	upon mutual consent by the Company and Hudson Bay, Hudson Bay may elect to utilize the Adjusted Conversion Price for the balance of the Notes.

The Hudson Bay Exchange Offer and Amendment further provides that from November 14, 2022 until 30 days following November 14, 2022, neither the Company nor any of its subsidiaries shall (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any Common Stock or any securities convertible or exchangeable into Common Stock, or (ii) enter into any agreement to amend, exchange or otherwise provide any incentive to exercise any of the warrants originally issued together with the Exchange Warrants or any other warrants of the Company that are outstanding on November 14, 2022, in each such case except with respect to certain exempt issuances.

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The foregoing summary of the CVI Exchange Offer and Amendment and the Hudson Bay Exchange Offer and Amendment is qualified in its entirety by reference to the full text of the CVI Exchange Offer and Amendment and the Hudson Bay Exchange Offer and Amendment, copies of which are attached to the Company’s Current Report on Form 8-K filed with the SEC on November 15, 2022, as Exhibits 10.1 and 10.2 thereto, respectively, and are incorporated herein by reference.

STOCKHOLDER APPROVAL REQUIRED BY NASDAQ RULE 5635(d)

Stockholder approval of the Exchange Offers and Amendments was required by Nasdaq Rule 5635(d), which requires stockholder approval prior to a 20% issuance of securities at a price that is less than the Minimum Price (as defined below) in a transaction other than a public offering. A 20% issuance is a transaction, other than a public offering, involving the sale, issuance or potential issuance by the company of common stock (or securities convertible into or exercisable for common stock), which alone or together with sales by officers, directors or substantial stockholders of the company, equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance. “Minimum Price” means a price that is the lower of: (i) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average closing price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement.

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COST OF FURNISHING INFORMATION STATEMENT

The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

NO DISSENTER’S RIGHT OF APPRAISAL

Stockholders have no right under the Nevada Revised Statutes, the Company’s Amended and Restated Articles of Incorporation, as amended, and the Company’s Bylaws to dissent from any of the actions set forth above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth as of November 14, 2022 certain information with respect to the beneficial ownership of the Company’s common stock by:

●	each of the directors and the named executive officers,

●	all executive officers and directors as a group, and

●	each person known by the Company to beneficially own more than 5% of the Company’s common stock based on certain filings made under Section 13 of the Exchange Act.

All such information provided by the stockholders who are not executive officers or directors reflects their beneficial ownership as of the dates specified in the relevant footnotes to the table. The percent of shares beneficially owned is based on 35,216,825 shares issued and outstanding as of November 14, 2022. Unless otherwise indicated, the owners have sole voting and investment power with respect to their respective shares.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percentage of Outstanding Common Stock Owned
Named Executive Officers and Directors:
Robert Mattacchione	12,933,562	(1)	36.7%
Christopher David	1,281,950	(2)	3.5%
Alex Flesias	105,963	(3)	*
Michael Pope	119,163	(3)	*
Sarfaraz Ali	19,740	(3)	*
All directors and executive officers as a group (6 persons)	14,460,378	(4)	39.4%
5% Stockholders:
ALMC-ASAP Holdings, Inc. (5)	12,908,562	(6)	36.65%
Pierre Dalcourt	3,637,794	(7)	10.3%
Michael Gaynor	1,793,713	(8)	5.1%

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(1)	Represents (i) 12,908,562 shares owned by ALMC-ASAP Holdings, Inc. (“ALMC”), and (ii) 25,000 shares that may be acquired upon exercise of vested options held by Ms. Emily Mattacchione, Mr. Mattacchione’s spouse. ALMC is wholly owned by the Mattacchione Family Trust. Mr. Mattacchione is the trustee of the Mattacchione Family Trust, with voting and dispositive power over these shares.
(2)	Includes 1,200,000 shares that may be acquired upon exercise of vested options.
(3)	Represents shares that may be acquired upon exercise of vested options.
(4)	Includes shares beneficially owned by Messrs. Mattacchione, David, Zsebok, Flesias, Ali and Pope and 1,469,866 shares that may be acquired by such persons upon exercise of vested options.
(5)	ALMC-ASAP Holdings, Inc.’s address is 119 Westcreek Drive, Suite 1, Woodbridge Ontario Canada L4L 9N6.
(6)	ALMC-ASAP Holdings, Inc.’s shares are held by the Mattacchione Family Trust. See footnote 1 above.
(7)	Represents shares owned by 1218814 Ontario Inc., which is 50% owned by Dr. Pierre Dalcourt, a member of the Company’s Board, and 50% owned by Ms. Amanda Dalcourt, Dr. Dalcourt’s spouse. 1218814 Ontario Inc.’s shares are held by the Dalcourt Family Trust. Dr. Dalcourt and Ms. Dalcourt are co-trustees of the Dalcourt Family Trust and share voting and dispositive power over these shares.
(8)	Represents shares owned by Michael Gaynor Family Trust. Mr. Gaynor is trustee of Michael Gaynor Family Trust and has voting and dispositive power over these shares.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

In accordance with notices to many stockholders who hold their shares through a bank, broker or other holder of record (a “street-name stockholder”) and share a single address, only one Information Statement is being delivered to that address unless contrary instructions from any stockholder at that address were received. This practice, known as “householding,” is intended to reduce our printing and postage costs. However, any such street-name stockholder residing at the same address who wishes to receive a separate copy of this Information Statement, or any future notices and documents, may make such request by contacting the bank, broker or other holder of record, or our offices by telephone at (941) 306-3019 or by mail at 11120 NE 2nd Street, Suite 100, Bellevue, WA 98004. In addition, any such street-name stockholders residing at the same address who have received multiple copies of this Information Statement and wish to receive a single copy of our annual reports, information statements and proxy materials in the future may contact the bank, broker or other holder of record, or our offices at the contact information above.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee, or any other person, has any substantial interest, direct or indirect, in the CVI Exchange Offer and Amendment and the Hudson Bay Exchange Offer and Amendment that is not shared by all other stockholders.

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FORWARD-LOOKING STATEMENTS AND INFORMATION

This Information Statement contains forward-looking statements, which reflect our views with respect to future events. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements. These forward-looking statements are identified by, among other things, the words “anticipates”, “intends”, “believes”, “will”, “estimates”, “expects”, “plans”, “projects”, “targets” and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document, unless expressly set forth otherwise.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the SEC. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The SEC allows us to “incorporate by reference” into this Information Statement information contained in documents that we file with it. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference into this Information Statement is an important part of this Information Statement. We incorporate by reference the (1) CVI Exchange Offer and Amendment and (2) Hudson Bay Exchange Offer and Amendment, which are attached to the Company’s Current Report on Form 8-K filed with the SEC on November 15, 2022, as Exhibits 10.1 and 10.2 thereto, respectively, and are incorporated herein by reference.

Any statement incorporated by reference in this Information Statement from an earlier dated document that is inconsistent with a statement contained in this Information Statement or in any other document filed after the date of the earlier dated document, but prior to the date hereof, which also is incorporated by reference into this Information Statement, shall be deemed to be modified or superseded for purposes of this prospectus by such statement contained in this Information Statement or in any other document filed after the date of the earlier dated document, but prior to the date hereof, which also is incorporated by reference into this Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

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